UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2009

K-V Pharmaceutical Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9601	43-0618919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed by K-V Pharmaceutical Company (the “Company”) on its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2009, the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2009 (the “November Form 8-K”), as well as in other filings with the SEC, the Company has been unable to file its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2009 (the “2009 Annual Report”). In addition, in connection with the matters set forth in the November Form 8-K, the Company has not held its annual stockholders’ meeting for fiscal year 2009 or prepared and filed a related proxy statement.
Because the Company did not file a proxy statement and due to the delay in the filing of the 2009 Annual Report, the Company has been unable to make certain corporate governance disclosures required to be made annually in such filings pursuant to Section 303A of the Listed Company Manual of the New York Stock Exchange (the “Exchange”). In order to allow the Company to comply with such section while it prepares its 2009 Annual Report, the Exchange, following discussions with the Company, has permitted the Company to make the required annual corporate governance disclosures for calendar year 2009 in this Current Report on Form 8-K.
Pursuant to its corporate governance disclosure requirements, the Exchange requires listed companies to:
•	disclose the board of directors’ evaluation of each director’s relationship with the company, whether the board of directors has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•	disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•	disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the Exchange that he is not aware of any violation of the Exchange’s corporate governance listing standards by the company.
The Company intends to include the following disclosures in its next proxy statement in substantially the form presented below.
Director Independence
Under the rules of the Exchange, a director of the Company only qualifies as “independent” if the Board of Directors of the Company (the “Board”) affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and as long as such director otherwise meets the requirements for independence set forth in Section

303A.02 of the Exchange’s Listed Company Manual. The Board has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is considered to be independent if he or she meets the criteria for independence set forth on Exhibit A of the Company’s Corporate Governance Guidelines and as required by the Sarbanes-Oxley Act of 2002, the SEC and the Exchange. A copy of the Company’s Corporate Governance Guidelines (including Exhibit A) is available on the Company’s website at www.kvpharmaceutical.com and can be obtained free of charge by written request to the attention of the Secretary of the Company at One Corporate Woods Drive, Bridgeton, Missouri 63044 or by telephone at (314) 645-6600.
The Board has determined that Jean M. Bellin, Kevin S. Carlie, Terry B. Hatfield, Jonathon E. Killmer and Norman D. Schellenger are “independent” as determined under Section 303A.02 of the Exchange’s Listed Company Manual.
Presiding Director for Executive Sessions
The Board does not include any management directors at this time. In connection with its regular meetings, the Board periodically meets in executive session without any members of management present. These executive sessions occur not less than twice per year. The Chairman of the Board, a non-management director, is the presiding director at all such executive sessions. To the extent that a member of management joins the Board in the future, the Company will schedule at least two executive sessions of the Company’s non-management directors annually in conjunction with the regularly scheduled in-person meetings of the Board and the presiding director at such meetings will be the Chairman of the Board.
Communication with Non-Management Directors
A stockholder or interested party who wishes to communicate with the Company’s Board, specific individual directors or the non-management directors as a group may do so by directing a written request addressed to such director(s) in care of the Company’s Secretary at One Corporate Woods Drive, Bridgeton, Missouri 63044 (or via e-mail through the Company’s website at www.kvpharmaceutical.com). Such communication will be forwarded to the intended director, group of directors or the entire Board, as the case may be, with the Secretary having the authority to discard inappropriate communications.
Corporate Governance Guidelines, Code of Business Conduct and Committee Charters
The Company’s Corporate Governance Guidelines, Standards of Business Ethics Policy and Senior Executives Code of Ethics, as well as the charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, are available on its website at www.kvpharmaceutical.com and can be obtained free of charge by written request to the attention of the Secretary of the Company at One Corporate Woods Drive, Bridgeton, Missouri 63044 or by telephone at (314) 645-6600. The Company will post to its website any amendments to the Code of Business Conduct, or waivers to the provisions thereof for principal officers or directors.
Annual CEO Certification
The chief executive officer and chief financial officer certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 have most recently been filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008. When the Company files the 2009 Annual Report, such certifications will be included as exhibits thereto. The most recent annual certification required by the Company’s chief executive officer under Section 303A.12(a) of the Exchange’s Listed Company Manual, which did not contain any qualifications, was submitted to the Exchange in October 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company
By:	/s/ David A. Van Vliet
David A. Van Vliet
Interim President and Interim Chief Executive Officer

Date: December 22, 2009